INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10. INCOME TAXES

The Company is elected to be taxed as an S Corporation for federal income tax purposes. As a result, its taxable income and loss are passed through to the shareholders at the end of each tax year.

On December 20, 2017, the US Congress passed the Tax Cut and Jobs Act. The new law was effective in 2018 and among its many provisions may impose additional reporting requirements on the Company. ASC Topic 740 provides guidance on the accounting for uncertainty in income taxes recognized in a company’s financial statements. Topic 740 requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements.